Exhibit 10.25

Confidential Treatment Requested by Carbonite, Inc.

200 QUANNAPOWITT PARKWAY

WAKEFIELD, MASSACHUSETTS

(the “Building”)

FIFTH AMENDMENT TO DATACENTER LEASE (“FIFTH AMENDMENT”)

Execution Date: February 6, 2014

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Original Premises:	Approximately 3,100 square feet of area on the [***] floor of the Building (Suite [***]), caged as shown on Exhibit “A” attached to the Lease. The Original Premises are used for datacenter purposes and were leased pursuant to the Data Center Lease.

	Additional Premises:	Approximately 1,094 square feet of area on the [***] ([***]) floor of the Building (Suite [***]), as shown on Exhibit “A”, Second Amendment, dated March 31, 2012. The Additional Premises are used for datacenter purposes and were leased pursuant to the Second Amendment. The Original Premises and the Additional Premises are sometimes referred to collectively herein as the “Existing Data Center Premises”.

	Original OS Tenant Space:	Approximately 420 rentable square feet in Suite [***], as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider. The Original OS Tenant Space is used for office purposes and was leased pursuant to the Office Rider.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

		Additional OS Tenant Space:	Approximately 490 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Additional OS Tenant Space is used for office purposes and was leased pursuant to the Third Amendment.

POP Tenant Space:

POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider (see, however, Section 11 below)

POP Pathway: As shown on Exhibit C to the Data Center Lease

		Storage Space:	Approximately 950 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Storage Space is used for storage purposes and was leased pursuant to the Third Amendment
LEASE DATA	DATE OF DATACENTER LEASE:	June 3, 2011

	DATE OF OFFICE SPACE RIDER:	June 3, 2011

	DATE OF POP ROOM RIDER:	June 3, 2011

	COMMENCEMENT DATE OF LEASE:	August 1, 2011

PREVIOUS LEASE AMENDMENTS:

• First Amendment to Datacenter Lease dated as of September 15, 2011

• Second Amendment to Datacenter Lease dated March 31, 2012

• Third Amendment to Datacenter Lease dated June 11, 2012

• Fourth Amendment to Datacenter Lease dated February 14, 2013

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

TERMINATION DATE:	September 30, 2015

RELOCATION ADDITIONAL OS TENANT SPACE:	An area on the [***] ([***]) floor of the Building, known as Suite [***], containing 1,075 square feet of area, as shown on Exhibit A, Fifth Amendment, a copy of which is attached hereto

WHEREAS, Landlord desires to relocate Tenant from the Additional OS Tenant Space to the Relocation Additional OS Tenant Space, upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the “Lease”), is hereby further amended as follows:

1. DEMISE OF THE RELOCATION ADDITIONAL OS TENANT SPACE

Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Relocation Additional OS Tenant Space for a Term commencing on the Execution Date of this Fifth Amendment (“Relocation Additional OS Tenant Space Commencement Date”), and terminating on September 30, 2015 (i.e., co-terminus with the term of the Lease). Said demise of the Relocation Additional OS Tenant Space shall be upon all of the same terms and conditions of the Lease applicable to the Additional OS Tenant Space (including, without limitation, Tenant’s Extension Options, as set forth in Section 2.3 of the Datacenter Lease and Tenant’s obligation to pay the OS Power Payment for electricity in accordance with the terms of the Office Space Rider), except to the extent inconsistent with the provisions of this Fifth Amendment. As of the Relocation Additional OS Tenant Space Commencement Date, the term “OS Tenant Space”, whenever it is used in the Office Space Rider, as hereby amended, shall be deemed to refer to both the OS Tenant Space and the Relocation Additional OS Tenant Space

2. BASE RENT WITH RESPECT TO RELOCATION ADDITIONAL OS TENANT SPACE

A. Tenant shall have no obligation to pay Base Rent with respect to the Relocation Additional OS Tenant Space until February 1, 2014.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

B. Base Rent with respect to the Relocation Additional OS Tenant Space shall be as follows:

Time Period	Monthly Base Rent
2/1/14-7/31/14:	$[***]
8/1/14-7/31/15:	$[***]
8/1/15-9/30/15:	$[***]

C. First Extension Term

Time Period	Monthly Base Rent
10/1/15-7/31/16:	$[***]
8/1/16-7/31/17:	$[***]
8/1/17-7/31/18:	$[***]
8/1/18-9/30/18:	$[***]

D. Second Extension Term

Time Period	Monthly Base Rent
10/1/18-7/31/19:	$[***]
8/1/19-7/31/20:	$[***]
8/1/20-7/31/21:	$[***]
8/1/21-9/30/21:	$[***]

Third Extension Term

See Section 2.3.3 of the Lease

Fourth Extension Term

See Section 2.3.3 of the Lease

One Year Extension Term

See Section 2.3.3 of the Lease

Section 3 of the Third Amendment shall not apply to the Relocation Additional OS Tenant Space.

3. OPERATING EXPENSES AND TAXES

A. Tenant shall pay Operating Expenses and Taxes in accordance with the terms set forth in Section 3.2 of the Office Space Rider.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

B. Tenant’s Proportionate Share with respect to the Relocation Additional OS Tenant Space shall be [***]. Tenant shall pay Tenant’s Proportionate OS Share of Operating Expenses (Actual) and Tenant’s Proportionate OS Share of Taxes (Actual) with respect to the Relocation Additional OS Tenant Space in accordance with the terms of the Office Space Rider.

4. CONDITION OF RELOCATION ADDITIONAL OS TENANT SPACE

Tenant shall lease the Relocation Additional OS Tenant Space “as-is”, in the condition in which the Relocation Additional OS Tenant Space are in as of the Relocation Additional OS Tenant Space Commencement Date, without any obligation on the part of Landlord to prepare or construct the Relocation Additional OS Tenant Space for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Relocation Additional OS Tenant Space, except that Landlord shall, at Landlord’s cost, provide a proximity card reader in the Relocation Additional OS Tenant Space (“Landlords’ Relocation Additional OS Tenant Space Work”). Landlord’s Relocation Additional OS Tenant Space Work shall be performed by Landlord on or before the Relocation Additional OS Tenant Space Commencement Date, provided however, that Landlord’s failure to complete Landlord’s Relocation Additional OS Tenant Space Work on or before the Relocation Additional OS Tenant Space Commencement Date shall not affect the Relocation Additional OS Tenant Space Commencement Date, nor shall Tenant have any claims for abatement of rent or damages on account of the completion of Landlord’s Relocation Additional OS Tenant Space Work after the Relocation Additional OS Tenant Space Commencement Date.

5. PARKING

Tenant shall be entitled to four (4) common parking spaces with respect to the Relocation Additional OS Tenant Space.

6. TERMINATION OF LEASE IN RESPECT OF ADDITIONAL OS TENANT SPACE

The parties hereby agree that the Term of the Lease in respect of the Additional OS Tenant Space shall terminate effective as of the day immediately preceding the Relocation Additional OS Tenant Space Commencement Date (“Effective Termination Date”). On or before the Effective Termination Date, Tenant shall vacate the Additional OS Tenant Space and deliver the Additional OS Tenant Space to Landlord in the condition in which Tenant is required pursuant to the Lease (including, without limitation, Section 5.3.2 of the Office Space Rider and Section 13 of the Datacenter Lease) to deliver the Additional OS Tenant Space at the expiration or earlier termination of the Term of the Lease. Monthly Base Rent and other charges due under the Lease with respect to the Additional OS Tenant Space shall be apportioned as of the Effective Termination Date. From and after the Relocation Additional OS Tenant Space Commencement Date, Tenant shall have no further rights to the Additional OS Tenant Space.

7. DELETED LEASE PROVISIONS

Section 1.8 of the Data Center Lease (Tenant’s Right of First Offer to Lease Additional Office Area) is hereby deleted and is of no further force or effect.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

8. BROKER

Each party hereto represents to the other that the representing party has not engaged, dealt with or been represented by any broker in connection with this Fifth Amendment other than Transwestern RBJ (“Broker”), who represented Landlord and for whose fees Landlord shall be solely responsible, pursuant to a separate agreement between the Broker and Landlord.

9. CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this Fifth Amendment or the state of facts contemplated hereby, the provisions of this Fifth Amendment shall control.

10. RATIFICATION

As hereby amended, the Lease is ratified, approved and confirmed in all respects.

[Remainder of Page Intentionally Left Blank]

EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:

GIP Wakefield, LLC,

a Delaware limited liability company

By: GIP Wakefield Holding Company, LLC,

its manager

By: Digital Realty Trust, L.P.,

its manager

By: Digital Realty Trust, Inc.,

its general partner

By:	/s/ Jeff Talpey

Name:	Jeff Talpey

Title:	Vice President

TENANT:

CARBONITE, INC.,

a Delaware corporation

By:	/s/ Anthony Folger

Name:	Anthony Folger

Title:	CFO

Confidential Treatment Requested by Carbonite, Inc.

EXHIBIT A, FIFTH AMENDMENT

RELOCATION ADDITIONAL OS TENANT SPACE

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.